UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Drainage Systems, Inc. (the “Company”) was held on October 27, 2016, at 10:00 a.m. Eastern Time. Stockholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on September 23, 2016 (the “Proxy Statement”). The final voting results are reported below.

Proposal One: Election of six directors, three (including Robert M. Eversole, Alexander R. Fischer and M.A. (Mark) Haney) to serve for a two-year term until the 2018 annual meeting of stockholders and three (including C. Robert Kidder, Richard A. Rosenthal and Abigail S. Wexner) to serve for a three-year term until the 2019 annual meeting of stockholders.

The Company’s stockholders elected each of the six nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Robert M. Eversole	62,317,143	10,705,911	965,173	2,549,673
Alexander R. Fischer	62,366,395	10,783,073	838,759	2,549,673
M.A. (Mark) Haney	61,435,108	10,473,436	2,079,683	2.549,673
C. Robert Kidder	62,113,392	10,876,651	998,184	2,549,673
Richard A. Rosenthal	64,770,455	8,215,394	1,002,378	2,549,673
Abigail S. Wexner	61,578,215	11,339,524	1,070,488	2,549,673

Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 207.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
69,017,456	3,714,540	3,805,904	—

Proposal Three: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement.

The Company’s stockholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
70,375,285	743,469	2,869,473	2,549,673

Proposal Four: Advisory vote to approve the frequency of future advisory votes on executive compensation.

The Company’s stockholders gave advisory approval of setting the frequency of future advisory votes on executive compensation at one year, and the voting results are set forth below:

One Year	Two Year	Three Years	Abstentions	Broker Non-Votes
57,020,225	3,933,802	2,443,474	10,590,726	2,549,673

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: October 27, 2016	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer